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                                                                    EXHIBIT 10.4

                 FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT


                  THIS FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT entered into this 31st day of March, 2003 by and among TEAMSTAFF, INC. (the "Borrower"), a corporation incorporated under the laws of the State of New Jersey, having its principal office at 300 Atrium Drive, Somerset, New Jersey 08873, TeamStaff Solutions, Inc, DSI Staff Connxions Northeast, Inc., DSI Staff Connxions Southwest, Inc., TeamStaff Rx, Inc., TeamStaff I, Inc., TeamStaff II, Inc., TeamStaff III, Inc., TeamStaff IV, Inc., TeamStaff V, Inc., TeamStaff VI, Inc., TeamStaff VIII, Inc., TeamStaff IX, Inc., TeamStaff Insurance Services, Inc., Employer Support Services, Inc., HR2, Inc., BrightLane.com, Inc., Digital Insurance Services, Inc. (collectively, the "Guarantors") with respective addresses as shown on Schedule 5.13 hereof and FLEET NATIONAL BANK (the "Bank"), a national bank association organized under the laws of the United States of America, having an office at 750 Walnut Avenue, Cranford, New Jersey 07016.

                              W I T N E S S E T H:

                  WHEREAS, the Bank Guarantors and the Borrower have previously entered into a commercial lending arrangement in accordance with the terms and conditions of a certain Loan and Security Agreement dated April 9, 2002 (the "Agreement");

                  WHEREAS, on April 9, 2002, the "Guarantors" each executed in favor of the Lender a certain Continuing Unlimited and Collateralized Guaranty (the "Guaranty") pursuant to which the Guarantors each guaranteed the Loan of the Borrower to the Bank;

                  WHEREAS, the Lender and the Borrower seek to memorialize the modifications to the Agreement by this writing.

                  NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained, and other good and valuable consideration, receipt of which is hereby acknowledged, it is agreed as follows:

                  1. Section 1, Definitions of the Agreement is hereby modified to delete the definition of Termination Date and a new definition of "Termination Date" is substituted therefore to read as follows:

                           "Termination Date": March 31, 2004 or such other date
                  as the Bank may agree in writing to extend the Termination Date until, without there being any obligation on the part of the Bank to extend the Termination Date.

                  2. Subsections 2.1(a) of the Agreement is hereby deleted and new Subsections 2.1(a) is substituted therefor to read as follows:

                           (a) Revolving Loan. The Bank agrees to lend and make
                  Advances under the Revolving Loan to the Borrower from time to time until the Termination Date in amounts which shall not exceed in the aggregate, at any one time outstanding, the lesser of (i) SIX MILLION AND 00/00 DOLLARS ($6,000,000) or
                  (ii) the sum of the 85% of the Qualified Accounts less an amount reserved by the Bank, in its sole discretion (the lesser of (i) or (ii) above shall be referred to as the "Borrowing Base"). The Bank has the right to, from time to time, in its reasonable discretion, establish reserves against the Borrowing Base.

                  3. Upon execution of this Amendment, the Borrower shall deliver the following to the Bank: (a) this Amendment properly executed, (b) the Amended Master Note properly executed, (c) the Guarantors' Ratification properly executed, (d) within 45 days from the date hereof an executed opinion of Borrower's counsel in form and substance satisfactory to Bank, and (e) such other materials reasonably required by the Bank. It is understood and agreed that Borrower shall pay all fees and costs incurred by Bank in entering into this Amendment


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and the other documents executed in connection herewith, including but not limited to all reasonable attorney fees and expenses of Bank's counsel.

                  4. All of the remaining terms and conditions of the Agreement shall remain in full force and effect as though set forth herein at length to the extent not inconsistent with the terms of this Amendment, and any term in initial capital letters not otherwise defined herein shall have the meaning ascribed thereto in the Agreement.

                  IN WITNESS WHEREOF, the parties hereunto set their hands and seals or caused these presents to be signed by their respective corporate officers and the proper corporate seal to be affixed hereto the day and year first above mentioned.

ATTEST:                               TEAMSTAFF, INC.


_________________________________     BY:___________________________________
GERARD A. ROMANO, CONTROLLER               DONALD W. KAPPAUF, CHAIRMAN AND CHIEF
                                           EXECUTIVE OFFICER

ATTEST:                               TEAMSTAFF SOLUTIONS, INC

________________________________      BY:___________________________________
GERARD A. ROMANO, CONTROLLER               DONALD W. KAPPAUF, PRESIDENT AND
                                           CHIEF EXECUTIVE OFFICER

ATTEST:                               DSI STAFF CONNXIONS NORTHEAST, INC.


_________________________________     BY:___________________________________
GERARD A. ROMANO, CONTROLLER               DONALD W. KAPPAUF, CHAIRMAN AND CHIEF
                                           EXECUTIVE OFFICE

ATTEST:                               DSI STAFF CONNXIONS SOUTHWEST, INC.


_________________________________     BY:___________________________________
GERARD A. ROMANO, CONTROLLER               DONALD W. KAPPAUF, CHAIRMAN AND CHIEF
                                           EXECUTIVE OFFICER

ATTEST:                               TEAMSTAFF RX, INC.


_________________________________     BY:___________________________________
GERARD A. ROMANO, CONTROLLER               DONALD W. KAPPAUF, CHAIRMAN AND CHIEF
                                           EXECUTIVE OFFICER


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ATTEST:                               TEAMSTAFF I, INC.


_________________________________     BY:___________________________________
GERARD A. ROMANO, CONTROLLER               DONALD W. KAPPAUF, CHAIRMAN AND CHIEF
                                           EXECUTIVE OFFICER

ATTEST:                               TEAMSTAFF II, INC.


_________________________________     BY:___________________________________
GERARD A. ROMANO, CONTROLLER               DONALD W. KAPPAUF, CHAIRMAN AND CHIEF
                                           EXECUTIVE OFFICER

ATTEST:                               TEAMSTAFF III, INC.


_________________________________     BY:___________________________________
GERARD A. ROMANO, CONTROLLER               DONALD W. KAPPAUF, CHAIRMAN AND CHIEF
                                           EXECUTIVE OFFICER

ATTEST:                               TEAMSTAFF IV, INC.


_________________________________     BY:___________________________________
GERARD A. ROMANO, CONTROLLER               DONALD W. KAPPAUF, CHAIRMAN AND CHIEF
                                           EXECUTIVE OFFICE

ATTEST:                               TEAMSTAFF V, INC.


_________________________________     BY:___________________________________
GERARD A. ROMANO, CONTROLLER               DONALD W. KAPPAUF, CHAIRMAN AND CHIEF
                                           EXECUTIVE OFFICER

ATTEST:                               TEAMSTAFF VI, INC.


_________________________________     BY:___________________________________
GERARD A. ROMANO, CONTROLLER               DONALD W. KAPPAUF, CHAIRMAN AND CHIEF
                                           EXECUTIVE OFFICER

ATTEST:                               TEAMSTAFF VIII, INC.


_________________________________     BY:___________________________________
GERARD A. ROMANO, CONTROLLER               DONALD W. KAPPAUF, CHAIRMAN AND CHIEF
                                           EXECUTIVE OFFICER


                                      -3-
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ATTEST:                               TEAMSTAFF IX, INC.


_________________________________     BY:___________________________________
GERARD A. ROMANO, CONTROLLER               DONALD W. KAPPAUF, CHAIRMAN AND CHIEF
                                           EXECUTIVE OFFICER

ATTEST:                               TEAMSTAFF INSURANCE SERVICES, INC.


_________________________________     BY:___________________________________
GERARD A. ROMANO, CONTROLLER               DONALD W. KAPPAUF, CHAIRMAN AND CHIEF
                                           EXECUTIVE OFFICER

ATTEST:                               EMPLOYER SUPPORT SERVICES, INC.


_________________________________     BY:___________________________________
GERARD A. ROMANO, CONTROLLER               DONALD W. KAPPAUF, CHAIRMAN AND CHIEF
                                           EXECUTIVE OFFICER

ATTEST:                               HR2, INC.


_________________________________     BY:___________________________________
GERARD A. ROMANO, CONTROLLER               DONALD W. KAPPAUF, CHAIRMAN AND CHIEF
                                           EXECUTIVE OFFICER

ATTEST:                               BRIGHTLANE.COM, INC.


_________________________________     BY:___________________________________
GERARD A. ROMANO, CONTROLLER               DONALD W. KAPPAUF, CHAIRMAN AND CHIEF
                                           EXECUTIVE OFFICER

ATTEST:                               DIGITAL INSURANCE SERVICES, INC.


_________________________________     BY:___________________________________
GERARD A. ROMANO, CONTROLLER               DONALD W. KAPPAUF, CHAIRMAN AND CHIEF
                                           EXECUTIVE OFFICER

                                      FLEET NATIONAL BANK

                                      BY:___________________________________
                                           AVIS SPANN, VICE PRESIDENT


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